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                                                                    Exhibit 99.4

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-C
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)


RECEIVABLES

Beginning of the Month Principal Receivables:         $     2,680,593,719.10
Beginning of the Month Finance Charge Receivables:    $       126,557,096.55
Beginning of the Month Discounted Receivables:        $                 0.00
Beginning of the Month Total Receivables:             $     2,807,150,815.65


Removed Principal Receivables:                        $                 0.00
Removed Finance Charge Receivables:                   $                 0.00
Removed Total Receivables:                            $                 0.00


Additional Principal Receivables:                     $                 0.00
Additional Finance Charge Receivables:                $                 0.00
Additional Total Receivables:                         $                 0.00


Discounted Receivables Generated this Period:         $                 0.00


End of the Month Principal Receivables:               $     2,683,054,722.71
End of the Month Finance Charge Receivables:          $       124,500,103.29
End of the Month Discounted Receivables:              $                 0.00
End of the Month Total Receivables:                   $     2,807,554,826.00


Special Funding Account Balance                       $                 0.00
Aggregate Invested Amount (all Master Trust Series)   $     2,300,000,000.00
End of the Month Transferor Amount                    $       383,054,722.71
End of the Month Transferor Percentage                                 14.28%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                RECEIVABLES


       30-59 Days Delinquent                          $        55,183,955.21
       60-89 Days Delinquent                          $        37,347,640.13
       90+ Days Delinquent                            $        79,589,652.66
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       Total 30+ Days Delinquent                      $       172,121,248.00
       Delinquent Percentage                                            6.13%

Defaulted Accounts During the Month                   $        25,413,584.81
Annualized Default Percentage                                          11.38%

Principal Collections                                         346,833,893.54
Principal Payment Rate                                                 12.94%

Total Payment Rate                                                     13.91%


INVESTED AMOUNTS


       Class A Initial Invested Amount                $       322,000,000.00
       Class B Initial Invested Amount                $        28,000,000.00

INITIAL INVESTED AMOUNT                               $       350,000,000.00

       Class A Invested Amount                        $       368,000,000.00
       Class B Invested Amount                        $        32,000,000.00

INVESTED AMOUNT                                       $       400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                         14.92%
PRINCIPAL ALLOCATION PERCENTAGE                                        14.92%


MONTHLY SERVICING FEE                                 $           500,000.00

INVESTOR DEFAULT AMOUNT                               $         3,792,240.54


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                            92.00%

       Class A Finance Charge Collections             $         6,447,548.22
       Other Amounts                                  $                 0.00

TOTAL CLASS A AVAILABLE FUNDS                         $         6,447,548.22
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       Class A Monthly Interest                          $      2,149,298.89
       Class A Servicing Fee                             $        460,000.00
       Class A Investor Default Amount                   $      3,488,861.30

TOTAL CLASS A EXCESS SPREAD                              $        349,388.03


REQUIRED AMOUNT                                          $              0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                             8.00%

       Class B Finance Charge Collections                $        560,656.38
       Other Amounts                                     $              0.00

TOTAL CLASS B AVAILABLE FUNDS                            $        560,656.38


       Class B Monthly Interest                          $        190,340.00
       Class B Servicing Fee                             $         40,000.00


TOTAL CLASS B EXCESS SPREAD                              $        330,316.38


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                        $      679,704.41


       Excess Spread Applied to Required Amount            $            0.00

       Excess Spread Applied to Class A Investor           $            0.00
       Charge Offs

       Excess Spread Applied to Class B                    $      303,379.24
       Interest, Servicing Fee and Default
       Amount

       Excess Spread Applied to Reductions of              $            0.00
       Class B Invested Amount
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       Excess Spread Applied to Monthly Cash                  $      27,826.56
       Collateral Fee

       Excess Spread Applied to Cash Collateral               $           0.00
       Account

       Excess Spread Applied to other amounts owed            $     348,498.61
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                   $           0.00


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                             $           0.00

SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                $           0.00
SERIES 1995-C

       Excess Finance Charge Collections Applied to           $           0.00
       Required Amount

       Excess Finance Charge Collections Applied to           $           0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to           $           0.00
       Class B Interest, Servicing Fee and Default Amounts

       Excess Finance Charge Collections Applied to           $           0.00
       Reductions of Class B Invested Amount

       Excess Finance Charge Collections Applied to           $           0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to           $           0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to           $           0.00
       other amounts owed Cash Collateral Depositor
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YIELD AND BASE RATE --

       Base Rate (Current Month)                                          8.79%
       Base Rate (Prior Month)                                            8.40%
       Base Rate (Two Months Ago)                                         8.27%

THREE MONTH AVERAGE BASE RATE                                             8.49%

       Portfolio Yield (Current Month)                                    9.65%
       Portfolio Yield (Prior Month)                                     11.87%
       Portfolio Yield (Two Months Ago)                                  14.40%

THREE MONTH AVERAGE PORTFOLIO YIELD                                      11.97%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                             92.00%

       Class A Principal Collections                  $          47,614,508.38

CLASS B PRINCIPAL PERCENTAGE                                              8.00%

       Class B Principal Collections                  $           4,140,392.05

TOTAL PRINCIPAL COLLECTIONS                           $          51,754,900.43

INVESTOR DEFAULT AMOUNT                               $           3,792,240.54

REALLOCATED PRINCIPAL COLLECTIONS                     $                   0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER     $                   0.00
SERIES

CLASS A SCHEDULED AMORTIZATION --

       Controlled Amortization Amount                 $                   0.00
       Deficit Controlled Amortization Amount         $                   0.00

CONTROLLED DEPOSIT AMOUNT                             $                   0.00
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CLASS B SCHEDULED AMORTIZATION --

       Controlled Accumulation Amount                 $                   0.00
       Deficit Controlled Accumulation Amount         $                   0.00

CONTROLLED DEPOSIT AMOUNT                             $                   0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL   $          55,547,140.97
SHARING

INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                          $                   0.00

CLASS B INVESTOR CHARGE OFFS                          $                   0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED               $                   0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED               $                   0.00


CASH COLLATERAL ACCOUNT --


       Required Cash Collateral Amount                $          52,000,000.00
       Available Cash Collateral Amount               $          52,000,000.00



TOTAL DRAW AMOUNT                                     $                   0.00
CASH COLLATERAL ACCOUNT SURPLUS                       $                   0.00


                                       First USA Bank, National Association
                                       as Servicer


                                       By: /s/ Tracie H. Klein
                                          -----------------------------------
                                                   Tracie H. Klein
                                                   First Vice President